FY 2006 First Quarter
Earnings Conference Call
Chip McClure, President, Chairman and CEO
Jim Donlon, Senior Vice President and CFO
Rakesh Sachdev, Senior Vice President Corporate Strategy

January 24, 2006

Forward-Looking Statements

This presentation contains “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates and potential disruption production and supply due to terrorist attacks or acts of aggression; availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in
ArvinMeritor’s Securities and Exchange Commission filings.

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Fiscal Year 2006 First Quarter Highlights

Delivered $0.16 EPS from continuing operations before special items, meeting high end of guidance

Increased sales from continuing operations to $2.1 billion, an increase of $19 million

Reduced net debt to $1.28 billion, the lowest level since Arvin and
Meritor merger in 2000

Delivered strong free cash flow of $75 million

Completed the sale of certain assets in our Commercial Vehicle off-
highway brake business

Reaffirming fiscal full-year 2006 guidance in the range of $1.50 –
$1.70

Increasing fiscal year free cash flow guidance by $20 million to a range of $120 million - $170 million

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

First Quarter Income Statement

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

(in millions, except per share amounts)

2005

2004

$

%

Sales

2,086

$

2,067

$

19

$

1%

Cost of Sales

(1,957)

(1,933)

(24)

-1%

GROSS MARGIN

129

134

(5)

-4%

SG&A

(87)

(83)

(4)

-5%

Customer Bankruptcies

-

(5)

5

Gain on Sale of Business

23

4

19

Restructuring Costs

(1)

(10)

9

OPERATING INCOME

64

40

24

60%

Equity in Earnings of Affiliates

7

6

1

17%

Interest Expense, Net and Other

(32)

(28)

(4)

-14%

INCOME BEFORE INCOME TAXES

39

18

21

117%

Provision for Income Taxes

(10)

(6)

(4)

-67%

Minority Interests

(2)

2

(4)

Income From Continuing Operations

27

14

13

93%

Income from Discontinued Operations

7

4

3

75%

NET INCOME

34

$

18

$

16

$

89%

DILUTED EARNINGS PER SHARE

Continuing Operations

0.39

$

0.20

$

0.19

$

95%

Discontinued Operations

0.10

0.06

0.04

67%

Diluted EPS

0.49

$

0.26

$

0.23

$

88%

Three Months Ended December 31,

Better/(Worse)

Segment Sales

(in millions)

2005

2004

$

%

Light Vehicle Systems

North America

472

$

507

$

(35)

$

-7%

Europe

545

541

4

1%

South America

62

50

12

24%

Asia-Pacific and Other

71

62

9

15%

Total Sales

1,150

1,160

(10)

-1%

Commercial Vehicle Systems

North America

566

530

36

7%

Europe

259

278

(19)

-7%

South America

50

45

5

11%

Asia-Pacific and Other

61

54

7

13%

Total Sales

936

907

29

3%

Reported Sales

2,086

$

2,067

$

19

$

1%

Better/(Worse)

Quarter Ended December 31,

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Segment Operating Income

(in millions)

2005

2004

$

%

Operating Income

Light Vehicle Systems (1)

(3)

$

3

$

(6)

$

-200%

Commercial Vehicle Systems (2)

67

37

30

81%

Operating Income

64

$

40

$

24

$

60%

Operating Margins

Light Vehicle Systems

-0.3%

0.3%

(0.6)

pts

Commercial Vehicle Systems

7.2%

4.1%

3.1

pts

Total Operating Margins

3.1%

1.9%

1.2

pts

(1) Includes a $4 million gain on sale of Columbus, Indiana automotive stamping and components operation (17th Street) and $10 million of restructuring costs in the three months ended December 31, 2004.

(2) Includes a $23 million gain on sale of Off-Highway Brakes.

Better/(Worse)

Quarter Ended December 31,

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Balance Sheet Highlights

(in millions)

12/31/05

09/30/05

06/30/05

03/31/05

12/31/04

Cash

302

$

187

$

180

$

99

$

91

$

Short-term Debt (1)

99

$

131

$

40

$

7

$

7

$

Long-term Debt

1,438

1,451

1,472

1,537

1,516

  Total Debt

1,537

$

1,582

$

1,512

$

1,544

$

1,523

$

Minority Interests

60

58

58

59

62

Equity

877

875

1,032

1,062

1,170

Total Debt to Capital

62%

63%

58%

58%

55%

Factored Receivables

60

23

23

15

-

Securitized Receivables (1)

-

-

156

65

1

Net Debt (2)

1,281

1,401

1,484

1,504

1,396

Working Capital  (3)

252

325

413

465

469

Working Capital % of Sales (4)

3.5%

4.4%

4.6%

5.2%

4.6%

(1)

(2)

(3)

(4)

Calculated using quarterly average working capital and current quarter annualized sales.

See Appendix

Includes accounts receivable securitization and factored receivables and excludes cash, short-term debt, and assets and liabilities of discontinued operations.

New accounts receivable securitization program in September 2005.  Borrowings under new program are included in short-term debt beginning  9/30/05.

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Commercial Vehicle Production Outlook

421

325

FY06

Heavy- and Medium-Duty
Trucks

(Western Europe)

Class 8 Trucks (North America)

Commercial Vehicle Production

(thousands of units)

-

-

% Change

421

324

FY05

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Light Vehicle Production Outlook

16.4

15.6

FY06

Western Europe

(including Czech Republic)

North America

Light Vehicle Production

(millions of units)

-

-

% Change

16.4

15.6

FY05

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Retiree Medical Actions

Preliminary injunction issued in December 2005 in connection with class action lawsuits challenging changes in retiree medical benefits

Company has accounted for the injunction as a partial rescission of the 2002 and 2004 plan amendments

Accumulated Post-retirement Benefit Obligation was recalculated as of December 22, 2005

2006 retiree medical expense expected to increase by
approximately $13 million

Under current assumptions, if the injunction were to continue, the annualized effect on retiree medical expense would be $22 million

The company estimates the annual cash impact to be
approximately $10 million

Company will begin recording impact in March, 2006

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

FY 2006 Outlook –
Continuing Operations before special items

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

(in millions, except EPS)

Sales

8,550

$

-

8,625

$

Operating Margin

2.9%

-

3.1%

Interest Expense

(125)

-

(123)

Effective Tax Rate

24%

-

24%

Income from Continuing Operations

107

$

-

121

$

Diluted Earnings Per Share

1.50

$

-

1.70

$

Free Cash Flow (Total Company)

120

$

-

170

$

Full Year Outlook (1)

FY 2006

(1)  Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions.

FY 2006 Second Quarter Outlook –
Continuing Operations before special items

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

(in millions, except EPS)

Sales

2,125

$

-

2,225

$

Operating Margin

2.9%

-

3.0%

Interest Expense

(34)

-

(33)

Effective Tax Rate

24%

-

24%

Income from Continuing Operations

25

$

-

28

$

Diluted Earnings Per Share

0.35

$

-

0.40

$

Second Quarter Outlook (1)

FY 2006

(1)  Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions.

Non-GAAP Financial Information

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding income from continuing operations, diluted earnings per share and segment operating income and margins before special items, which are non-GAAP financial measures.  These non-GAAP measures are defined as reported income or loss from continuing operations, reported diluted earnings or loss per share and segment operating income plus or minus special items.  Other non-GAAP financial measures include “net debt” and “free cash flow”.  Net debt is defined as total debt less the fair value adjustment of debt due to interest rate swaps, plus securitized and factored receivables, less cash.  Free cash flow represents net cash provided by operating activities before the net change in accounts receivable securitized or factored, less capital expenditures.  The Company believes it is appropriate to exclude the net change in securitized and factored accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that net debt is an important indicator of the Company’s overall leverage and free cash flow is useful in analyzing the
Company’s ability to service and repay its debt.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with GAAP.
Neither net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity.
In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information –

First Quarter FY 06 Results before Special Items

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

3 Months

Before

Ended

Gain on Sale

Special Items

12/31/05

Restructuring

of Business

Taxes

12/31/05

Sales

2,086

$

-

$

-

$

-

$

2,086

$

Gross Margin

129

-

-

-

129

Operating Income

64

1

(23)

-

42

Income Before Income Taxes

39

1

(23)

-

17

Income From Continuing Operations

27

1

(14)

(3)

11

Diluted Earnings Per Share -

Continuing Operations

0.39

$

0.01

$

(0.20)

$

(0.04)

$

0.16

$

Guidance

$0.13 - $0.17

Operating Income (Loss)

Light Vehicle Systems

(3)

$

-

$

-

$

-

$

(3)

$

Commercial Vehicle Systems

67

1

(23)

-

45

Total Operating Income

64

$

1

$

(23)

$

-

$

42

$

Operating Margins

Light Vehicle Systems

-0.3%

-0.3%

Commercial Vehicle Systems

7.2%

4.8%

Total Operating Margins

3.1%

2.0%

Non-GAAP Financial Information – Net Debt

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

(in millions)

12/31/05

09/30/05

06/30/05

03/31/05

12/31/04

Short-term debt (1)

99

$

131

$

40

$

7

$

7

$

Long-term debt

1,438

1,451

1,472

1,537

1,516

Total Debt

1,537

1,582

1,512

1,544

1,523

Less:

Fair value adjustment

(14)

(17)

(27)

(21)

(37)

Plus:

Receivable securitization (1)

-

-

156

65

1

Plus:

Factored receivables

60

23

23

15

-

   Subtotal

1,583

1,588

1,664

1,603

1,487

Less:

Cash

(302)

(187)

(180)

(99)

(91)

    Net Debt

1,281

$

1,401

$

1,484

$

1,504

$

1,396

$

(1)

New accounts receivable securitization program in September 2005.  Borrowings under new program are included in short-term debt beginning 9/30/05.

Non-GAAP Free Cash Flow

FY 2006 First Quarter Earnings Conference Call

January 24, 2006

(in millions)

2005

2004

Cash Provided by (Used for) Operating Activities

151

$

(220)

$

Changes in Receivables Securitization and Factoring

(37)

41

Cash Provided by (Used for) Operations before

   Receivables Securitization and Factoring

114

(179)

Capital Expenditures (1)

(39)

(27)

Free Cash Flow (Total Company)

75

$

(206)

$

(1) Includes capital expenditures of discontinued operations.

Three Months Ended December 31,